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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: September 30, 2002
              (Date of Earliest Event Reported: September 30, 2002)




                               EL PASO CORPORATION
             (Exact name of Registrant as specified in its charter)


              Delaware                             1-14365                            76-0568816
  (State or other jurisdiction of          (Commission File Number)                (I.R.S. Employer
           incorporation)                                                        Identification No.)


                                El Paso Building
                              1001 Louisiana Street
                              Houston, Texas 77002
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (713) 420-2600

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ITEM 7.     FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS


            (c)  Exhibits.


                    Exhibit
                    Number                      Description
                    -------                     -----------

                     99.1          Communication dated September 30, 2002.



ITEM 9.     REGULATION FD DISCLOSURE


         Attached is a communication dated September 30, 2002. The attached
Exhibit 99.1 is not filed, but is furnished to comply with Regulation FD. The information disclosed in this Item 9 Current Report on Form 8-K is not considered to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 and is not subject to the liabilities of that section.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        EL PASO CORPORATION



                                        By:      /s/ Jeffrey I. Beason
                                           -------------------------------------
                                                     Jeffrey I. Beason
                                           Senior Vice President and Controller
                                              (Principal Accounting Officer)

Dated:     September 30, 2002



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                                  EXHIBIT INDEX


         EXHIBIT
         NUMBER                         DESCRIPTION
         -------                        -----------

          99.1            Communication dated September 30, 2002